Exhibit 99.2

Follow-On Offering of Common Stock
NASDAQ: TBBK
December 2012

Safe Harbor Regarding Forward-Looking Statements
This presentation may contain forward-looking information about The Bancorp, Inc. (“the Company”) that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of the Company’s business strategy due to changes in current or future market conditions;
the effects of competition, and of changes in laws and regulations, including industry consolidation and development of competing financial products and services; interest rate movements; changes in credit quality; volatilities in the securities markets; and
deteriorating economic conditions, and other risks and uncertainties, including those detailed in the Company’s filings with the
Securities and Exchange Commission. The statements are valid only as of the date hereof and the Company disclaims any obligation to update this information except as may be required by applicable law.
Free Writing Prospectus Statement
The Company has filed a registration statement (including a prospectus and a related prospectus supplement) with the SEC (File No.
333-185226) for the offering to which this communication relates. Before you invest, you should read the prospectus and the prospectus supplement in that registration statement, the preliminary prospectus supplement and other documents that the
Company has filed with the SEC for more complete information about the Company and the offering. You may obtain these documents without charge by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement and the prospectus relating to the offering may be obtained from Sandler O'Neill + Partners, L.P., 1251
Avenue of the Americas, 6th Floor, New York, NY 10020, (866) 805-4128.
Forward-Looking Statements
2

Issuer: The Bancorp, Inc. (“The Bancorp” or the "Company")
Ticker / Exchange:                                       TBBK / NASDAQ Global Select Market
Offering:      Follow-on Public Offering
Type of Security:  Common Stock
Transaction Size: $50.0 Million
Over-Allotment Option:     15%
Use of Proceeds:   General corporate purposes
Book-Running Manager: Sandler O’Neill + Partners, L.P.
Co-Manager:    Sterne, Agee & Leach, Inc.

Offering Summary

▶ Offering Rationale:
 – Increase tangible common equity (TCE/TA¹ to 10.4%) to further enable balance sheet growth and profitability enhancement through continued business line expansion and organic growth opportunities
▶ Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
▶ Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-
 adjusted peer net interest margins
 – Non Interest Income - Grow non-interest income disproportionately in relation to non interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale
(1) Assumes net proceeds received in the offering of $47.0 million (based on gross proceeds of $50.0 million and total deal expenses of 6.0%); see non-GAAP reconciliation in Appendix
Source: Company filings
Planning For Growth With Safety And Soundness

▶ Experienced senior management team with 12% fully-diluted insider ownership¹ and a track record of performance and shareholder returns at previous institutions
▶ Unprecedented market opportunity for growth across business lines
 − The Company has experienced considerable growth through strategic initiatives and targeted acquisitions and is well-
 positioned to further leverage its existing infrastructure to capitalize on opportunities in its markets of operation
▶ Low-cost, stable funding base through multi-channel deposit gathering strategy in niche products
 − $2.8 billion of total deposits at an overall cost of 0.37% for the quarter ended September 30, 2012
▶ Asset quality compares favorably to peers due to disciplined underwriting and long-standing relationships with a significant percentage of the Company's borrowers
 − Community bank assets originated by experienced lenders in relatively stable markets
 − NPAs / Assets of 1.07% at September 30, 2012²
▶ Strong capital and asset quality, in conjunction with robust compliance and regulatory infrastructure, permits the
 Company to be on the offensive and forward-thinking at a time when many competitors are forced to operate in a reactionary manner
Investment Highlights

(1) Insider ownership, including Senior Management and Board, of 12% based on March 9, 2012 proxy
(2) NPAs include nonaccrual loans, accruing loans 90+ days past due and other real estate owned
Source: Company filings

Executive	Title	Banking Experience
Betsy Z. Cohen	Chief Executive Officer, Chairman of Bancorp Bank	37 Years
Frank M. Mastrangelo	President & Chief Operating Officer	19 Years
Paul Frenkiel	Executive Vice President & Chief Financial Officer	21 Years
Donald F. McGraw, Jr	Executive Vice President & Chief Credit Officer	34 Years
Arthur M. Birenbaum	Executive Vice President, Commercial Lending	35 Years
Thomas G. Pareigat	Senior Vice President, General Counsel	23 Years
Peter Chiccino	Chief Information Officer	17 Years
Jeremy Kuiper	Managing Director (Stored Value Solutions)	17 Years

The Bancorp Inc.

Strong Senior Management Team With A Wealth Of Experience
▶ Highly experienced senior management team with an aggregate of over 200 years of experience providing middle market banking services
 – Management has a significant history together as most are former executives of a prior bank which was sold in November 1999
▶ Insider ownership of 12% (fully-diluted)¹

(1) Insider ownership, including Senior Management and Board, of 12% based on March 9, 2012 proxy
Source: Company filings

▶ The Bancorp is uniquely positioned to take advantage of recent industry trends, regulatory changes, and competitor dislocation, all of which will enable strong growth for The Bancorp and create a compelling use of capital in the near and longer term
▶ Industry trends are from "paper to plastic", "credit to debit", and "manual to electronic", all of which support The
 Bancorp's continued strong growth and are unique strengths of The Bancorp's unique market positioning
▶ Through The Bancorp's affinity relationships, the company will continue to provide fee based services and aggregate low-cost deposit bases as more financial services firms turn to partners with scale, strong regulatory standing and compliance records, and niche experience
▶ The Bancorp’s ability to leverage large affinity relationships for the distribution of its products and services provides outsized forward growth opportunity
▶ Recent legislative changes will push larger companies to partner with firms like The Bancorp to protect current revenue
▶ Because of these strong growth trends and favorable industry dynamics, The Bancorp's competitive position has improved dramatically over the last several years through enhanced scale, reputation, personnel and capabilities
Unprecedented Market Opportunity For Growth

▶ A commercial bank founded in 2000 headquartered in Wilmington, Delaware with approximately $3.1 billion in assets, $1.9 billion in outstanding loan balances and $2.8 billion of deposits at September 30, 2012
▶ Employs a primarily branchless deposit strategy that delivers a full array of commercial and consumer banking services both locally and nationally through private label banking products
Business Model: A Distinct Business Strategy
Net Interest Margin
ASSETS
 • Above-peer credit quality, well-collateralized loans
 to businesses and individuals in the Philadelphia/Wilmington market area:
 ▪ Commercial lending, commercial & residential
 real estate, construction lending
 • Well-Capitalized Automobile Fleet Leasing
 • Wealth Management Lending:
 ▪ Securities backed loans
 • Government Guaranteed Lending Program for National
 Franchises (75% guaranteed by US government)
 • Securities Portfolio:
 ▪ Primarily highly rated government obligations

Non-Interest Income Sources: Prepaid Cards Healthcare Payment Acceptance Wealth Management
Non-Interest Income Sources: Automobile Leasing Fleet Community Bank
INCOME
DEPOSITS
 • Private-Label Banking: stable, lower-cost core deposits
 ▪ Healthcare (Health Savings Accounts and Flexible
 Spending Accounts)
 ▪ Payment Acceptance (Credit, Debit Card and ACH
 Processing)
 ▪ Prepaid Cards
 ▪ Wealth Management (Deposits and Loans for Clients of
 Wealth firms)
 • Community Bank

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
Debit Cards
Direct Deposit
ATM
Branch Banking
(at least once in
last 12 months)
Online Banking
(% of U.S.
banking
households)
Mobile Banking
Remote Deposit
Capture

The Bancorp Inc.

Planning For Growth: Consumer Distribution Channel Penetration
Source: Federal Reserve, FRB Boston, FRB Philadelphia, SRI Consulting, University of Michigan, Mintel, Celent, Bank of America, comScore, Nielsen Mobile, Wall Street Journal, Mercatus Analytics
Consumer Trends By Percent of U.S. Households From 1980 Through 2009
▶ TBBK’s business model is uniquely structured to take advantage of evolving consumer banking trends, positioning the bank for growth and increased profitability in an environment that presents significant challenges to the traditional banking model

$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Gross Dollar Volume ($B)
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Number of Active Cards (millions)
2009
2010
2011
YTD 2012
Gross Dollar Volume
YTD 2012
2011
2010
2009
2008
2007
Pre-2007
Number Active Cards

The Bancorp Inc.

Prepaid Gross Dollar Volume¹ And Cardholder Growth²
(1) Gross Dollar Volume is the total  amount spent on all cards outstanding within a given period. The bar graph represents the gross dollar volume for the period segmented by the program contract date.
(2) Number of active cards as of year-end of the stated year with the exception of 2012, which is end of the third quarter.
Source: Company documents

▶ Scalable growth model and a rapidly growing industry have supported significant growth

$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
34% Increase
28% Increase
$63.3
$68.4
$84.7
$21.2
$27.1
80%
20%
71%
29%
65%
35%
69%
31%
59%
41%
2009
2010
2011
Q3 2011
Q3 2012
Net Interest Income
Non Interest Income

(1) Post provision income is calculated as follows: net interest income less provision for loan and lease losses plus non interest income excluding securities gains and losses; 2011 includes a one-time gain of $718,000 related to a legal settlement; see non-GAAP reconciliation in Appendix

The Bancorp Inc.

Revenue Composition
Source: Company filings
Post Provision Income ($M)¹
▶ 34% revenue growth over the last two years and continued strong growth throughout 2012

$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
10% CAGR
$ 63.7
$ 68.2
$ 76.4
10% Increase
$19.6
$21.6
2009
2010
2011
Q3 2011
Q3 2012

The Bancorp Inc.

▶ Solid growth in net interest income despite difficult interest rate environment
Compressed Interest Rate Environment
Net Interest Income ($M)

Source: Company filings

$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
54% CAGR
67% Increase
$ 12.6
$ 19.5
$29.8
$6.7
$11.1
2009
2010
2011
Q3 2011
Q3 2012

Quarter over Quarter:
Q3 2012 to Q3 2011

Category:	Increase
■ Prepaid Card:	85%
■ Automobile Fleet Leasing:	3%
■ Payment Acceptance:	25%
■ Deposit and HSA fees:	58%
■ Other:	60%
Total Growth:	67%

The Bancorp Inc.

Non Interest Income-Generating Strategies: Growth And Sustainability
(2) CAGR calculated 2009 through 2011
Source: Company filings
Continued Growth In Non Interest Income ($M)¹
▶ 54% CAGR over the last two years and continued strong growth in 2012 due to growth of both current and new relationships

60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
81% Increase
35% Increase
23%
32%
41%
37%
51%
2009
2010
2011
Q3 2011
Q3 2012

The Bancorp Inc.

▶ Non interest income is approximately half of non interest expense, driving improving operating earnings
▶ Cost of customer acquisition continues to decline due to strength of affinity relationships
Scalable Business Model

Non Interest Income / Non Interest Expense (%)¹
(1) Excludes gains on investment securities and nonrecurring expenses; 2011 includes a one-time gain of $718,000 related to a legal settlement
Source: Company filings

$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
2009
2010
2011
2012
25% CAGR
Q4
Q3
Q2
Q1

The Bancorp Inc.

Operating Leverage
Adjusted Operating Earnings ($M)1,2,3
(1) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance.  Management utilizes adjusted operating earnings to measure the combined impact of changes in net interest income, non-interest income and certain other expenses.
 Adjusted operating earnings exclude the impact of the provision for loan losses, income taxes, securities gains and losses and certain non-recurring items. Other companies may calculate adjusted operating earnings differently.  Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for GAAP.
(2) CAGR calculated 2009 through 2011
(3) For reconciliation detail, please see Appendix.
Source: Company documents

Category	3Q 2012 Balance	3Q 2012 %	3Q 2011 Balance	3Q 2011 %
Commercial	$453	24%	$450	26%
Owner Occupied	$157	8%	$138	8%
Non Owner Occupied	$457	25%	$472	27%
Total Commercial Mortgage	$614	33%	$609	35%
Construction	$264	14%	$247	14%
Direct Lease Financing	$147	8%	$130	7%
Residential Mortgage	$98	5%	$96	6%
Consumer Loans / Other	$276	15%	$209	12%
Total Loans	**$1,852**	**100%**	**$1,741**	**100%**

The Bancorp Inc.

▶ TBBK employs a multi-channel growth strategy for loan origination, with the primary driver being its regional commercial banking operations.
Primary Asset Generating Strategies: Business Line Overview
▶ Automobile Fleet Leasing
 − Well-collateralized automobile fleet leasing
 − Average transaction: 8-15 automobiles, $350,000
 − 32% of portfolio leased by state and federal agencies
▶ Wealth Management
 − 17 affinity groups, managing $400 billion in assets
 − SEI Investments, Legg Mason, Genworth Financial Trust Company
 − Generates securities backed and other loans
▶ Government Guaranteed Lending
 − Loans from $150,000 to $5.0 million primarily to franchisees such as UPS
 Stores, Massage Envy, FASTSIGNS and Save a Lot which have a 75%
 guaranty by the U.S. Small Business Administration. Approved Franchise and
 Medical Guidance lines total $494+ million.
▶ Securities
 − High credit quality tax exempt municipal obligations
 − U.S. Government agency securities primarily 4-5 year average lives and other highly rated mortgage-backed securities
Loan Composition ($M)

Source: Company filings
▶ Community Bank
 − Offers traditional community banking products and services targeting the highly fragmented Philadelphia/Wilmington banking market

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Jun-05
Jul-05
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
TBBK
Regional Peers

2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
Jun-05
Jul-05
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
TBBK
Regional Peers

300%
250%
200%
150%
100%
50%
0%
Jun-05
Jul-05
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
TBBK
Regional Peers

25%
20%
15%
10%
5%
0%
Jun-05
Jul-05
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
TBBK
Regional Peers

The Bancorp Inc.

Asset Quality Overview

(1) Regional peers include publicly traded Mid-Atlantic commercial banks with assets between $1 billion and $4 billion as of September 30, 2012; graphs represent median values
(2) Texas Ratio = (Nonaccrual Loans + Restructured Loans + Loans 90 + days past due + OREO)/(Loss Reserves + Tangible Equity). TBBK computed with consolidated capital.
Source: Company, SNL Financial
Non-Accrual Loans / Total Loans¹
Loan Loss Reserves / Gross Loans¹
Loan Loss Reserves / Nonaccrual Loans¹
Texas Ratio1,2

($M)	9/30/12	
Category	Avg. Cost	Balance
Community Bank	0.40%	$317
Healthcare	0.74%	$337
Prepaid Cards[1]	0.01%	$1,112
Wealth Management	0.52%	$648
Merchant Processing	0.64%	$173
1031 Exchange	0.49%	$194

Merchant Processing 6.2%
1031 Exchange 7.0%
Community Bank 11.4%
Healthcare 12.1%
Wealth Management 23.3%
Prepaid Cards (including DDA) 40%

MMDA & Savings, 16.5%
CDs < $100k, 0.5%
CDs > $100k, 0.3%
Checking, 82.7%

The Bancorp Inc.

▶ Significant growth in prepaid card, healthcare and other
 deposit business lines support significantly lower
 average cost of deposits
▶ Total deposits of $2.8 billion with an average cost of
 0.37% in 3Q 2012
Growth Engine: Where Do Deposits Come From?
Deposit Type
Deposit Business Line Concentration
(1) Includes demand deposit accounts
Source: Company filings

Private Label Deposits By Remaining Contractual Term[1]

3 < > 5 years
16%
< 1 year
40%
1 < > 3 years
44%

The Bancorp Inc.

▶ The Bancorp has long-term, often exclusive agreements in place with its private label banking partners
▶ We have retained 99% of maturing contracts
Deposit-Generating Strategies: Sticky And Long-Term
(1) Does not include deposits associated with a third party with which TBBK disengaged in 2012
Source: Company filings

Planning For Growth With Safety And Soundness

(1) Assumes net proceeds received in the offering of $47.0 million (based on gross proceeds of $50.0 million and total deal expenses of 6.0%); see non-GAAP reconciliation in Appendix
Source: Company filings
▶ Offering Rationale:
 – Increase tangible common equity (TCE/TA¹ to 10.4%) to further enable balance sheet growth and profitability enhancement through continued business line expansion and organic growth opportunities
▶ Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
▶ Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-
 adjusted peer net interest margins
 – Non Interest Income - Grow non-interest income disproportionately in relation to non interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale

Appendix

($M) Category	For the Quarter Ended 9/30/2012	9/30/2011
Selected Capital And Asset Quality Ratios:		
Equity / Assets	9.28%	7.92%
Tier 1 Capital / Average Assets	9.20%	9.60%
Tier 1 Capital / Risk-Weighted Assets	14.51%	14.90%
Total Capital / Risk-Weighted Assets	15.77%	16.16%
Allowance For Loan And Lease Losses / Total Loans	1.78%	1.61%
Balance Sheet Data:		
Total Assets	$3,113	$3,393
Total Loans, Net Of Unearned Costs (Fees)	$1,857	$1,716
Allowance For Loan And Lease Losses	$33	$28
Total Cash And Cash Equivalents	$545	$1,191
Total Investments[1]	$658	$434
Deposits	$2,781	$3,074
Short-Term Borrowings	$19	$25
Shareholders' Equity	$289	$269
Selected Ratios:		
Return On Average Assets	0.46%	0.33%
Return On Average Common Equity	4.97%	3.43%
Net Interest Margin	2.90%	3.15%
Book Value Per Share	$8.73	$8.09

The Bancorp Inc.

Capital Ratios And Selected Financial Data

(1) Excludes FHLB and ACBB stock
Source: Company documents and filings

($M)	September 30, 2012							
Category	Balance	% of Total Loans	Nonaccrual Loans	Nonaccrual / Total Loans	OREO	30 - 89 Days Delinquent	90+ Days Delinquent	Quarterly Net Charge-Offs
Commercial	$453	24%	$7.7	0.41%	$0.0	$2.9	$0.1	($0.9)
Commercial Mortgage	$614	33%	$8.9	0.48%	$0.9	$1.0	$3.1	($0.7)
Construction	$264	14%	$8.9	0.48%	$1.3	$0.0	$0.7	($2.0)
Direct Financing Leases (Auto Leases)	$147	8%	$0.0	0.00%	$0.0	$1.8	$0.0	$0.0
Residential Mortgages	$98	5%	$0.1	0.01%	$0.8	$0.0	$0.0	$0.0
Consumer Loans / Other	$276	15%	$0.9	0.05%	$0.0	$1.5	$0.0	($0.0)
Total	**$1,852**	**100%**	**$26.5**	**1.43%**	**$3.0**	**$7.2**	**$3.9**	**($3.6)**

The Bancorp Inc.

Current Loan Portfolio And Asset Quality Overview

Source: Company filings

1Q 2012[1]	US	NJ	DE	PA
% Of Homes With Negative Equity	22.3%	18.2%	16.2%	9.4%

The Bancorp Inc.

▶ Commercial lending is substantially all in greater Philadelphia/Wilmington metropolitan area
 − Consists of the 12 counties surrounding Philadelphia and Wilmington, including Philadelphia, Delaware,
    Chester, Montgomery, Bucks and Lehigh Counties in Pennsylvania; New Castle County in Delaware; and
      Mercer, Burlington, Camden, Ocean and Cape May Counties in New Jersey.
▶ Philadelphia/Wilmington and the surrounding markets encompass a large population, stable economic activity and attractive demographics.
▶ Throughout the current down cycle and in prior cycles, the Philadelphia region has exhibited significant stability, which is reflected in a lower negative equity compared to the rest of the nation, as shown below.
Real Estate Lending Business Targets Attractive, Stable Markets
Source: Company documents

($M)	For the Year Ended December 31,			For the Quarter Ended		
	2009	2010	2011	3/31/2012	6/30/2012	9/30/2012
Shareholders' Equity	$245.2	$198.9	$271.5	$278.2	$282.9	$289.0
Goodwill	0.0	0.0	0.0	0.0	0.0	0.0
Intangible Assets	(10.0)	(9.0)	(8.0)	(7.8)	(7.5)	(7.3)
Tangible Equity	235.2	189.9	263.5	270.5	275.4	281.7
Preferred Equity	(39.4)	0.0	0.0	0.0	0.0	0.0
Tangible Common Equity	**$195.8**	**$189.9**	**$263.5**	**$270.5**	**$275.4**	**$281.7**
Total Assets	$2,043.5	$2,395.7	$3,010.7	$4,104.0	$3,150.2	$3,113.1
Goodwill	0.0	0.0	0.0	0.0	0.0	0.0
Intangible Assets	(10.0)	(9.0)	(8.0)	(7.8)	(7.5)	(7.3)
Tangible Assets	**$2,033.5**	**$2,386.7**	**$3,002.7**	**$4,096.2**	**$3,142.7**	**$3,105.8**
Tangible Common Equity / Tangible Assets	9.63%	7.96%	8.78%	6.60%	8.76%	9.07%

The Bancorp Inc.

Non-GAAP Reconciliation

Source: Company filings

($M)	For the Year Ended December 31,			For the Quarter Ended	
	2009	2010	2011	9/30/2011	9/30/2012
Interest Income	$79.8	$82.7	$88.4	$22.7	$24.4
Interest Expense	(16.1)	(14.5)	(12.0)	(3.1)	(2.8)
Net Interest Income	63.7	68.2	76.4	19.6	21.6
Provision For Loan And Lease Losses	(13.0)	(19.3)	(21.5)	(5.0)	(5.5)
Non Interest Income[1]	12.6	19.5	29.8	6.7	11.1
Post Provision Income	**$63.3**	**$68.4**	**$84.7**	**$21.2**	**$27.1**

The Bancorp Inc.

Post Provision Income Reconciliation

(1) 2011 includes a one-time gain of $718,000 related to a legal settlement
Source: Company filings

($M)	2012			2011				2010				2009			
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Net income (loss) available to common shareholders	$3.6	$3.9	$4.0	$3.3	$2.3	$0.7	$2.7	$2.0	$0.6	$0.4	($4.1)	($0.9)	$0.8	$0.1	$0.4
Preferred stock dividend and accretion	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$6.2	$1.0	$1.0	$1.0	$0.8
Income tax expense	$1.8	$2.2	$2.2	$1.4	$1.2	$0.3	$1.4	$0.9	$0.2	$0.2	$1.2	$0.0	$0.8	$0.6	$0.8
Gain on sales of investment securities	($0.1)	$0.0	$0.0	($0.1)	($0.0)	($0.6)	$0.0	$0.0	($0.0)	($0.5)	($0.8)	($0.4)	$0.0	($0.7)	$0.0
Other than temporary impairment in securities	$0.0	$0.1	$0.0	$0.0	$0.0	$0.0	$0.1	$0.0	$0.1	$0.0	$0.0	$2.2	$0.0	$0.0	$0.0
Loss on other real estate owned	$0.5	$0.4	$1.5	$0.0	$0.1	$0.4	$0.1	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1.7	$0.0
Provision for loan and lease losses	$5.5	$4.3	$5.2	$4.8	$5.0	$7.0	$4.7	$4.2	$5.1	$5.8	$4.1	$4.0	$3.5	$2.5	$3.0
Core operating earnings	**$11.3**	**$10.9**	**$12.9**	**$9.4**	**$8.6**	**$7.8**	**$9.0**	**$7.1**	**$6.0**	**$5.9**	**$6.6**	**$5.9**	**$6.1**	**$5.2**	**$5.0**

The Bancorp Inc.

Adjusted Operating Earnings Reconcilement

Source: Company filings